UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2015

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

26300 La Alameda, Suite 100
Mission Viejo, California  92691
(Address of principal executive offices)

(949) 614-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.
Item 2.01                      Completion of Acquisition or Disposition of Assets.
Item 3.02                      Unregistered Sales of Equity Securities.

Asset Purchase Agreement – Redspin, Inc.

On March 31, 2015, Auxilio, Inc. (“Auxilio,” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Redspin, Inc. (“Redspin”) and certain owners of Redspin, to acquire all of the assets of Redspin.  Redspin is a leading provider of penetration testing and IT security audits. Under the terms of the Purchase Agreement, the Company agreed to pay Redspin $2,050,000 in cash (the “Cash Consideration”) and issue 452,284 shares of the Company’s restricted common stock, par value $0.001, which was the number of shares having an aggregate value of $500,000, with the price per share equal to the average of the closing price of Auxilio common stock on the OTC Markets for the 20 most recent trading days prior to the date of the Purchase Agreement, rounded up to the nearest whole number of shares (the “Securities Consideration”). The Company also agreed to pay an Earn-out Payment and the Employee Bonus Shares, as each are defined in the Purchase Agreement, upon the achievement of certain earnings targets in the first year following the date of the Purchase Agreement. The parties agreed that the Secretary of the Company would hold back $200,000 of the Cash Consideration to cover any indemnification claims made pursuant to the Purchase Agreement.  If no indemnification claims have been made prior to June 30, 2016, the Company’s secretary will release such funds to Redspin.

      The transaction will close upon the satisfaction of certain closing conditions, as described in the Purchase Agreement, which generally include obtaining necessary consents and satisfying all liabilities related to the purchased assets.

Berger Employment Agreement

In connection with the Purchase Agreement, Auxilio and Daniel Berger (“Berger”) entered into an employment agreement (the “Berger Employment Agreement”), pursuant to which Berger was employed to serve as Executive Vice President of Auxilio.  The initial term of the Berger Employment Agreement is for two years (unless sooner terminated), and automatically renews for subsequent twelve-month periods unless either party determines to not renew.  Berger’s base annual salary will be $250,000, and Berger will be eligible to receive incentive compensation, consistent with that generally offered to executives of the Company.

Abraham Independent Contractor Agreement

In connection with the Purchase Agreement, Auxilio and John Abraham (“Abraham”) entered into an independent contractor agreement (the “Abraham Agreement”), pursuant to which Abraham was retained to perform the work assigned by the Company.  The term of the Abraham Agreement is for two years (unless sooner terminated).  In consideration for such services, the Company agreed to pay Abraham $10,000 per month.

The foregoing summaries of the terms and conditions of the Asset Purchase Agreement, the Berger Employment Agreement, and the Abraham Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement, which is included as an exhibit hereto, and the Berger Employment Agreement and the Abraham Agreement, which are included as exhibits to the Purchase Agreement. The Purchase Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the Company or Redspin. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to each other (and solely for the benefit of each other). The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing of the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the complete state of facts or circumstances, as they were only made as of the date of the Purchase Agreement and are modified in important respects by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, and subsequent information may not be fully reflected in the Company’s public disclosures.

Issuance of Auxilio Common Stock as Securities Consideration

The shares of Company stock issued as the Securities Consideration in the Purchase Agreement was issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) the recipient was provided with certain disclosure materials and all other information requested with respect to the Company, (c) the recipient acknowledged that the shares were being acquired for investment intent and constitute “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (d) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item are not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed herewith.  To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Exhibits

Exhibit No.	Description

99.1	Asset Purchase Agreement*

* The schedules and similar attachments to the Asset Purchase Agreement are not included in the exhibit in accordance with Item 601(b)(2) of Regulation SK.  The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.

Date:	April 6, 2015
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer